UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 5, 2018, Commercial Metals Company (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) with the United States Securities and Exchange Commission to report the consummation of its previously announced acquisition of substantially all of the rebar fabrication facilities owned by Gerdau S.A. and certain of its affiliated entities (collectively, the “Sellers”) in the U.S., as well as the Sellers’ steel mini mills located in or around Rancho Cucamonga, California, Jacksonville, Florida, Sayreville, New Jersey and Knoxville, Tennessee (collectively, such acquired assets, the “Business”).

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to include the historical audited and unaudited financial statements of the Business and the pro forma combined financial information of the Company and the Business required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial Filing in reliance on the instructions to such items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The combined financial statements of the Business as of and for the year ended December 31, 2017, together with the notes thereto and Independent Auditor’s Report thereon, are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

The unaudited combined financial statements of the Business as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.3 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and the Business as of and for the year ended August 31, 2018 and notes thereto are filed as Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited combined financial statements of the Business as of and for the year ended December 31, 2017 and notes thereto and Independent Auditor’s Report (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed April 19, 2018 and incorporated by reference herein).

99.2	Unaudited pro forma condensed combined financial information of the Company and the Business as of and for the year ended August 31, 2018 and notes thereto.

99.3	Unaudited combined financial statements of the Business as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: November 29, 2018	By:	/s/ Mary A. Lindsey
	Name:	Mary A. Lindsey
	Title:	Senior Vice President and Chief Financial Officer